TRADE PAYABLES AND ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
TRADE PAYABLES AND ACCRUED LIABILITIES
Trade payables and accrued trade liabilities	$ 11,339	$ 9,793
Royalties payable (note 4(b))	3,415	2,466
Payroll related	5,547	6,532
Current portion of lease obligations (note 16)	833	915
Other	1,460	950
Total trade payables and accrued liabilities	$ 22,594	$ 20,656